EXHIBIT 99

Term Sheets

CMBS New Issue Collateral Term Sheet

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2002-2

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

ARCap Special Servicing, Inc.

Special Servicer

July 2002

Information in this term sheet is preliminary and subject to change. Such information will be superseded in its entirety by the information in any final prospectus and prospectus supplement for any securities actually sold to you.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

THE CENTRE AT PRESTON RIDGE

Whole Loan Balance*	$70,000,000

Senior Component Balance*	$53,500,000

Subordinate Component Balance*	$16,500,000

Cut-off Date LTV	61.9%

Maturity Date LTV	55.8%

Underwriting DSCR**	1.73x
* As of the Cut-off Date.
** DSCR figures based on net cash flow unless otherwise noted.

		Cut-off Date	Underwriting	Expected Ratings
	Size	LTV(1)	DSCR**(2)	S&P/Fitch

Senior Component	$53,500,000	47.3%	2.25x	AAA/AAA

Subordinate Component	$16,500,000	61.9%	1.73x	BBB-/BBB-

Whole Loan Information

Original Principal Balance:	$70,000,000

First Payment Date:	January 1, 2002

Term/Amortization:	120/360 months

Interest Only Term:	24 months

Maturity Date:	December 1, 2011

Expected Maturity Balance:	$63,006,706

Borrowing Entity:	BPR Shopping Center, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 Open: 3

Up-Front Reserves:
Initial Tax Reserve	Yes
Other Reserve	$2,794,855

Ongoing Reserves:
Tax Reserve	Yes

Lockbox:	Springing

Property Information

Property Type:	Retail

Property Sub-Type:	Power Center

Location:	Frisco, TX

Year Built/Renovated:	2000/N/A

Square Footage:	728,962
Cut-off Balance per SF	$96

Occupancy as of 4/17/02:	91.2%

Ownership Interest:	Fee

Property Management:	New Plan Excel Realty Trust, Inc.

U/W Net Cash Flow:	$9,323,253

Appraised Value:	$113,000,000

						% U/W		2001
	Ratings		% Total	Base	Annual Base	Gross	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Potential	Expiration	Sales/SF

Top Tenants

Best Buy	BBB-/Not Rated	46,078	6.32%	$14.50	$668,131	5.31%	1/31/2016	NAV

MJ Designs	Not Rated	40,000	5.49	10.25	410,000	3.26	1/31/2011	NAV

Stein Mart	Not Rated	37,543	5.15	6.95	260,924	2.07	11/30/2015	NAV

Linens ’N Things	Not Rated	37,500	5.14	12.50	468,750	3.73	1/31/2016	NAV

Totals		161,121	22.10%		$1,807,805	14.37%

(1)	Calculations of the LTV ratios for the Subordinate Component were made in each instance based upon the entire outstanding principal balance of the Preston Ridge Loan (not the outstanding principal balance of the applicable component).

(2)	Calculations of U/W DSCR for the Subordinate Component were made using the entire outstanding principal balance of the Preston Ridge Loan to reflect that the Senior Component will generally be entitled to receive amounts collected on the Preston Ridge Loan prior to any such receipt by the Subordinate Component.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$13,826,377	$11,031,777	$15,060,696

Total Expenses	$3,958,291	$1,757,632	$3,738,312

Net Operating Income (NOI)	$9,868,086	$9,274,145	$11,322,384

Cash Flow (CF)	$9,323,253	$9,274,145	$11,322,384

DSCR on NOI	1.83x	1.72x	2.10x

DSCR on CF	1.73x	1.72x	2.10x

Additional Information

•	The Centre at Preston Ridge is a newly constructed multi-tenant retail power center located in Frisco, Collin county, Texas in the Dallas/Fort Worth Metropolitan Area. Frisco is 20 miles north of downtown Dallas located in the Far North Dallas Business District.

•	The center consists of 22 single story, buildings with net rentable square feet of 728,962 and is situated on 84.11 acres with 7,081 parking spaces. There are 91 tenant spaces (including 7 pads totaling 34,828 sf), 18 of which are anchor tenants that occupy 413,006 sf (56.2%). Credit rated anchor tenants include Best Buy (NYSE: BBY, rated BBB- by S&P), Marshall’s and T.J. Maxx stores/TJX Companies (NYSE: TJX, rated A- by S&P), Old Navy/GAP, Inc. (NYSE: GPS, S&P rated BB+ and Fitch rated BB-), Staples (Nasdaq: SPLS, S&P rated BBB- and Fitch rated BBB+) and Pier 1 Imports (NYSE: PIR, S&P rated BBB-). The subject is adjacent to a super regional mall (Stonebrier Centre) and is shadow anchored by a Super Target Store and is part of the 719-acre Frisco Bridges master planned development.

•	The Preston Ridge Borrower, at its sole cost and expense, is required to keep the Preston Ridge Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Preston Ridge Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

•	Equity ownership in the Preston Ridge Borrower is held by BPR SPE Corp. (1%), Prairie Ridge II Ltd. (49%) and ERT Development Corp. (50%). George Allen and Milton Schaeffer, Borrower Principals, own 50% of BPR SPE Corp. each, and 79.2% (combined) of Prairie Ridge II Ltd. New Plan Excel Realty Trust, Inc., Borrower Principal, has 100% ownership in ERT Development Corp.

•	The Preston Ridge Borrower may obtain mezzanine financing subject to the certain conditions set forth in the loan documents.

•	BPR Shopping Center, LP, the borrower, is a two-tiered, bankruptcy remote, single purpose entity with two independent directors and a non-consolidation opinion.

•	New Plan Excel Realty Trust, Inc., the property manager, is a self-administered and self-managed real estate management trust which focuses on the ownership, management, acquisition and redevelopment of community and neighborhood shopping centers. The REIT has a national portfolio of 281 properties located across 31 states.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.